Summary of Significant Accounting Policies - Schedule of Other Property and Investments (Detail) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Investment [Line Items]
Net cash surrender value of COLI policies	$ 93,000,000	$ 80,000,000
Other property	11,000,000	11,000,000
Total	260,871,000	242,096,000
NPL Construction Co. [Member]
Investment [Line Items]
NPL property and equipment	320,000,000	287,000,000
NPL accumulated provision for depreciation and amortization	$ (163,000,000)	$ (136,000,000)